UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2009

VGTel, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

New York	4814	01-0671426
State or Other Jurisdiction of Incorporation of Organization	Primary Standard Industrial Code	(I.R.S. Employer Identification No.)

Ron Kallus, CEO
2 Ingrid Road
Setauket, NY 11733-2218
Tel: 631-458-1120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i
On April 27, 2009 , N. Blumenfrucht CPA PC  "NBCP" resigned as our independent registered public accounting firm. The Board of Directors (the “Board”) of VGTel, Inc. (the “Company”) approved such resignation on April  27, 2009.

ii	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii
"NBCP's"  reports on the financial statements of  VGTel, Inc. for  the years ended March 31, 2008,  2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

iv
In connection with the audit of the financial statements of VGTel, Inc. for the years ended March  31, 2008, 2007 and 2006, there were no disagreements on any matter of accounting of principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with "NBCP's"  opinion to the subject matter of the disagreement.

v
In connection with the audited financial statements of VGTel, Inc.  for the years ended March  31, 2008, 2007  and 2006, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi
The Company provided "NBCP" with a copy of this Current Report on Form 8-K and requested that   furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from "NBCP", and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On April 27, 2009, the Board appointed  Kempisty & Company Certified Public Accountants,  PC, "K &Co."  as the Company’s new independent registered public accounting firm. The decision to engage "K &Co."  was approved by the Company’s Board of Directors on April 27, 2009

ii
Prior to April 27,  2009, the Company did not consult with "K &Co."  regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) no written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9-01  Financial Statements & Exhibits -   Letter from N. Blumenfrucht CPA PC

Exhibit No.	Description

99-1	Letter to the Securities and Exchange Commission from N. Blumenfrucht CPA PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 1, 2009	VGTel, Inc.
	By:	/s/ Ron Kallus
Ron Kallus Chief Executive Officer